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EXHIBIT 10.1   FORM OF JEFFERSON BANCSHARES, INC. ASSUMPTION AGREEMENT FOR THE
               JEFFERSON FEDERAL SAVINGS AND LOAN ASSOCIATION OF MORRISTOWN 1995 STOCK OPTION PLAN





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                          JEFFERSON BANCSHARES, INC.
                       STOCK OPTION ASSUMPTION AGREEMENT



OPTIONEE:   ___________________________________

      THIS STOCK OPTION ASSUMPTION AGREEMENT is hereby issued as of the ____ day of June, 2003, by Jefferson Bancshares, Inc., a Tennessee corporation (the "Company"), in connection with the conversion of JEFFERSON FEDERAL SAVINGS AND LOAN ASSOCIATION OF MORRISTOWN (the "Association") from the mutual holding company form of organization to the stock holding company form and the exchange of Association shares for Company shares.

      WHEREAS, the undersigned individual ("Optionee") holds one or more outstanding options to purchase shares of Association common stock, pursuant to the Amended and Restated Jefferson Federal Savings and Loan Association of Morristown 1995 Stock Option Plan (the "Plan"); and

      WHEREAS, in connection with the conversion of the Association and offering of Company common stock, each option to purchase shares of Association common stock issued and outstanding pursuant to the Plan shall be converted into an option to purchase shares of Company common stock.

      NOW, THEREFORE, it is hereby agreed as follows:

      (1) The shares of Association common stock subject to outstanding stock options under the Plan, and the exercise price per share, held by Optionee immediately prior to the Effective Time are set forth in Exhibit A hereto.

      (2) The Company hereby assumes, as of the closing date of the conversion and public offering, the duties and obligations of the Association under the Plan, the award agreements issued pursuant to the Plan, or similar documentation containing the terms and conditions of the stock option grants.

      (3) The number of shares of Company common stock subject to each outstanding option, and the exercise price per share, shall be adjusted in accordance with the conversion exchange ratio. Accordingly, the number of shares and the exercise price per share of the Company common stock held by the former Association option holders following such adjustment is as specified in Exhibit A hereto.






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      (4)   The following additional provisions shall govern each Association option hereby assumed by the Company:

            (1) Unless the context otherwise requires, henceforth references to the "Association" in the plan document or award agreements shall mean the Company, to "Common Stock" or "Stock" shall mean Company common stock, to the "Board of Directors" shall mean the Board of Directors of the Company, to the "Committee" shall mean to the Committee of the Company that administers the Plan and to the "Association" shall mean to Jefferson Federal Bank.

            (2) The grant date and the expiration date for each assumed Company stock option and all other provisions governing either the exercise, termination or expiration of the stock options shall remain in effect, and shall accordingly govern Optionee's rights with respect to such stock options.

            (3) The adjusted exercise price payable for the Company common stock subject to each assumed Association stock option shall be payable in any of the forms authorized by the Plan or award agreement issued by the Association.

            (4) In order to exercise each assumed stock option, Optionee must deliver to the Company a written notice of exercise, indicating the number of shares of Company common stock to be purchased, accompanied by payment of the adjusted exercise price. Such notice and payment shall be delivered to Company at the following address:

                        Jefferson Bancshares, Inc.
                        120 Evans Avenue
                        Morristown, Tennessee 37814

      (5) Except to the extent specifically modified by this Stock Option Assumption Agreement, the terms and conditions of each award agreement in effect prior to the Association's conversion and the Company's public offering shall continue in full force and effect.




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      IN WITNESS WHEREOF, the Company has caused this Stock Option Assumption
Agreement to be executed on its behalf by its duly authorized officer as of the ____ day of _____________________, 2003.

                              JEFFERSON BANCSHARES, INC.



                              By:   ____________________________________


                              Title:____________________________________


                                ACKNOWLEDGMENT

      The undersigned Optionee acknowledges receipt of this Stock Option Assumption Agreement and understands and acknowledges that all rights and liabilities with respect to each Association stock option hereby assumed by the Company are as set forth only in the applicable award agreement, the Plan or this Stock Option Assumption Agreement, and that no other agreements exist with respect to such Association stock options. The undersigned Optionee also acknowledges that, except to the extent specifically modified by this Stock Option Assumption Agreement, all of the terms and conditions of the award agreement in effect immediately prior to the closing date of the conversion and public offering shall continue in full force and effect and shall not be otherwise affected by this Stock Option Assumption Agreement. The undersigned further acknowledges that the Association stock options described in Exhibit A hereto constitute all of the options to purchase Association common stock that the undersigned Optionee held immediately prior to the closing date of the conversion and public offering.

                              OPTIONEE



                              __________________________________________



                              DATE:       ______________________________






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                                   EXHIBIT A


             Optionee's Outstanding Options to Purchase Shares of
   Jefferson Federal Savings and Loan Association of Morristown Common Stock
                         (Pre-Second Step Conversion)

--------------------------------------------------------------------------------

                                                                      Exercise
                                                                      --------
                            Number of Outstanding                     Price Per
                            ---------------------                     ---------
   Date of Option Grant         Stock Options       Type of Option      Share
   --------------------         -------------       --------------      -----
--------------------------------------------------------------------------------

             Optionee's Outstanding Options to Purchase Shares of
                    Jefferson Bancshares, Inc. Common Stock
                         (Post-Second Step Conversion)

--------------------------------------------------------------------------------

                                                                      Exercise
                                                                      --------
                            Number of Outstanding                     Price Per
                            ---------------------                     ---------
   Date of Option Grant         Stock Options       Type of Option      Share
   --------------------         -------------       --------------      -----
--------------------------------------------------------------------------------